                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-58175

DEAN WITTER
HAWAII MUNICIPAL TRUST
PROSPECTUS -- DECEMBER 20, 1995
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DEAN WITTER HAWAII MUNICIPAL TRUST (THE "FUND") IS AN OPEN-END,
NON-DIVERSIFIED MANAGEMENT INVESTMENT COMPANY, WHOSE INVESTMENT OBJECTIVE IS TO PROVIDE A HIGH LEVEL OF CURRENT INCOME EXEMPT FROM BOTH FEDERAL AND STATE OF HAWAII INCOME TAXES, CONSISTENT WITH THE PRESERVATION OF CAPITAL. THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING PRINCIPALLY IN TAX-EXEMPT, INVESTMENT GRADE MUNICIPAL OBLIGATIONS OF ISSUERS IN THE STATE OF HAWAII AND IN U.S. GOVERNMENTAL TERRITORIES AND POSSESSIONS. (SEE "INVESTMENT OBJECTIVE AND POLICIES.")

Shares of the Fund are offered at net asset value plus a sales charge of 3.0% of the offering price, scaled down on purchases of $100,000 or more. In addition, pursuant to a Rule 12b-1 Plan of Distribution under the Investment Company Act of 1940, the Fund may reimburse the Distributor, in an amount equal to payments not exceeding the annual rate of 0.20 of 1% of the average daily net assets of the Fund, for specific expenses incurred in promoting the distribution of the Fund's shares.

This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated December 20, 1995, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

TABLE OF CONTENTS

Prospectus Summary ....................................................      2
Summary of Fund Expenses ..............................................      3
Financial Highlights ..................................................      4
The Fund and its Management ...........................................      5
Investment Objective and Policies .....................................      5
 Risk Considerations ..................................................      8
Investment Restrictions ...............................................      9
Purchase of Fund Shares ...............................................     10
Shareholder Services ..................................................     12
Redemptions and Repurchases ...........................................     14
Dividends, Distributions and Taxes ....................................     14
Performance Information ...............................................     16
Additional Information ................................................     16
Financial Statements--November 30, 1995 ...............................     18
Report of Independent Accounts ........................................     24
Appendix ..............................................................     25

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

DEAN WITTER
HAWAII MUNICIPAL TRUST
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048
(212) 392-2550 OR (800) 869-NEWS (TOLL FREE)

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                             A CRIMINAL OFFENSE.

              Dean Witter Distributors Inc., Distributor

PROSPECTUS SUMMARY
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
The Fund         The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an open-end, non-diversified management investment company investing principally in tax-exempt, investment grade municipal obligations of issuers in the State of Hawaii and in U.S. governmental territories and possessions (see page 4).
---------------  ---------------------------------------------------------------------------
Shares Offered   Shares of beneficial interest with $0.01 par value (see page 16).
---------------  ---------------------------------------------------------------------------
Offering         The price of the shares offered by this prospectus varies with the changes
 Price           in the value of the Fund's investments. The offering price, determined once daily as of 4:00 p.m., New York time, on each day that the New York Stock
                 Exchange is open, is equal to the net asset value plus a sales charge of
                 3.0% of the offering price, scaled down on purchases of $100,000 or over
                 (see pages 10-11).
---------------  ---------------------------------------------------------------------------
Minimum          Minimum initial purchase is $1,000; minimum subsequent purchase is $100
 Purchase        (see page 10).
---------------  ---------------------------------------------------------------------------
Investment       The investment objective of the Fund is to provide a high level of current
 Objective       income exempt from both federal and State of Hawaii income taxes, consistent with the preservation of capital (see page 4).
---------------  ---------------------------------------------------------------------------
Investment       Dean Witter InterCapital Inc. ("InterCapital"), the Investment Manager of
 Manager         the Fund, and its wholly-owned subsidiary, Dean Witter Services Company
                 Inc., serve in various investment management, advisory, management and administrative capacities to ninety-four investment companies and other portfolios with assets of approximately $78.9 billion at November 30, 1995
                 (see page 4).
---------------  ---------------------------------------------------------------------------
Management       The Investment Manager receives a monthly fee at the annual rate of 0.35%
 Fee             of average daily net assets of the Fund. (see page 4).
---------------  ---------------------------------------------------------------------------
Dividends and    Income dividends are declared daily and paid monthly; capital gains, if
 Capital Gains   any, may be distributed annually or retained for reinvestment by the Fund.
 Distributions   Dividends and distributions are automatically reinvested in additional shares at net asset value (without sales charge), unless the shareholder elects to receive cash (see page 14).
---------------  ---------------------------------------------------------------------------
Plan of          The Fund is authorized to reimburse Dean Witter Distributors Inc. (the
 Distribution    "Distributor") for specific expenses incurred in promoting the distribution of the Fund's shares pursuant to a Plan of Distribution pursuant to Rule
                 12b-1 under the Investment Company Act of 1940. Reimbursement may in no
                 event exceed an amount equal to payments at the annual rate of 0.20 of 1%
                 of average daily net assets. (see page 11).
---------------  ---------------------------------------------------------------------------
Sales Charge     3.0% of offering price (3.09% of amount invested); reduced charges on purchases of $100,000 or more (see pages 10-11).
---------------  ---------------------------------------------------------------------------
Redemption       Shares redeemable by the shareholder at net asset value. An account may be involuntarily redeemed if shares owned have a net asset value of less than
                 $100 (see page 14).
---------------  ---------------------------------------------------------------------------
Risks            The value of the Fund's portfolio securities, and therefore the Fund's net asset value per share, may increase or decrease due to various factors, principally changes in prevailing interest rates and the ability of the issuers of the Fund's portfolio securities to pay interest and principal on such obligations. Additionally, because the Fund is a non-diversified investment company, a relatively high percentage of the Fund's assets may be invested in a limited number of issuers within the State of Hawaii, thereby causing a greater fluctuation of the Fund's net asset value as a result of changes in the financial condition or in the market's assessment of the various issuers. Also, since the Fund concentrates its investments in tax-exempt securities of municipal issuers in the State of Hawaii, the
                 Fund will be affected by any political, economic or regulatory developments affecting the ability of the issuers in the State to pay interest or repay principal. During periods of significant economic slowdowns, the securities of certain municipal issuers in the State may be subject to a greater degree of credit risk in which the ratings of such securities have been or may be downgraded or placed on a credit watch, thereby affecting their market value (see page 8 and the Appendix). The Fund may purchase when-issued and delayed delivery securities (see page 8). The Fund may also invest in futures and options, which may be considered speculative in nature and which may involve greater risks than those customarily assumed by certain other investment companies which do not invest in such instruments (see pages 8-9). Certain of the tax-exempt securities in which the Fund may invest without limit may subject certain investors to the federal and any State of Hawaii alternative minimum tax.
---------------  ---------------------------------------------------------------------------

The above is qualified in its entirety by the detailed information appearing elsewhere in the Prospectus
               and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
-----------------------------------------------------------------------------

The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal period ending November 30, 1996.

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases ................................       3.0%
 (as a percentage of offering price)
Maximum Sales Charge Imposed on Reinvested Dividends .....................       None
Deferred Sales ...........................................................       None
Redemption Fees ..........................................................       None
Exchange Fee .............................................................       None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fee* ..........................................................      0.00%
12-1 Fee** ...............................................................      0.20%
Other Expenses ...........................................................      0.00%
Total Fund Operating Expenses* ...........................................      0.20%

   "Management Fees" (after fee waiver), "12b-1 fees" and "Other Expenses" (after expense assumptions) as shown above are based upon estimated amounts of management fees, 12b-1 fees and other expenses of the Fund for the fiscal year ending November 30, 1996.

---------------
   * The Investment Manager had undertaken to assume all expenses (except for any brokerage and 12b-1 fees) and to waive the compensation provided for in its Management Agreement until such time as the Fund had $50 million of net assets or until six months from the date of commencement of the Fund's operations, whichever occurred first. The Investment Manager has undertaken to continue to assume all expenses (except for brokerage and 12b-1 fees) and to waive the compensation provided for in its Management Agreement until December 31, 1996. "Total Fund Operating Expenses," as shown above, is based upon the sum of the 12b-1 Fee, Management Fee and estimated "Other Expenses," which may be incurred by the Fund. For the fiscal period ended November 30, 1995, the Fund's total operating expenses, consisting only of 12b-1 fees, amounted to 0.20% of the Fund's daily net assets.

   ** The 12b-1 fee is characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines (see "Purchase of Fund Shares").

 EXAMPLE                                                                              1 YEAR    3 YEARS
----------------------------------------------------------------------------------  --------  ---------
You would pay the following expenses on a $1,000 investment, assuming (1) 5%
annual  return and (2) redemption at the end of each time period:  ................    $32        $49

   THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

   It is estimated that Total Fund Operating Expenses for the Fund for the fiscal year ending November 30, 1996, assuming no waiver of management fees or assumption of expenses would be:

 Management Fees ...............  0.35%
12b-1 Fees ....................   0.20%
Other Expenses ................   2.15%
Total Fund Operating Expenses     2.70%

   The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management" and "Purchase of Fund Shares." There are reduced sales charges on purchases of $100,000 or more (see "Purchase of Fund Shares").

   Long-term shareholders of the Fund may pay more in sales charges and distribution fees than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------

   The following ratios and per share data for a share of beneficial interest outstanding for the period June 16, 1995 (commencement of operations) through November 30, 1995 have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto and the unqualified report of independent accountants which are contained in this Prospectus commencing on page 21.

                                                                   FOR THE PERIOD
                                                                   JUNE 16, 1995*
                                                                       THROUGH
                                                                  NOVEMBER 30, 1995
                                                                 -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...........................       $ 9.70
                                                                 -----------------
Net investment income ..........................................         0.19
Realized and unrealized gain ...................................         0.21
                                                                 -----------------
Total from investment operations ...............................         0.40
Less dividends from net investment income ......................        (0.19)
                                                                 -----------------
Net asset value, end of period .................................       $ 9.91
                                                                 =================
TOTAL INVESTMENT RETURN+ .......................................         4.21%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense offset and after amounts waived/assumed          0.20%(2)(3)
Net investment income ..........................................         4.69%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ........................       $1,510
Portfolio turnover rate ........................................           14%(1)

------------
*      Commencement of operations.
+      Does not reflect the deduction of sales load.
(1)    Not annualized.
(2)    Annualized.
(3) If the Fund had not assumed all expenses and waived the management fee, the ratios of expense and net investment income to average net assets, after application of the Fund's state expense limitation, would have been 2.70% and 2.19%, respectively, which reflects 0.10% effect for expense offset.

                      See Notes to Financial Statements

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

   Dean Witter Hawaii Municipal Trust (the "Fund") is an open-end, non-diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on March 14, 1995.

   Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

   InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to a total of ninety-four investment companies, thirty of which are listed on the New York Stock Exchange, with combined total net assets of approximately $76.4 billion as of November 30, 1995. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $2.5 billion at such date.

   The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

   The Fund's Trustees review the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

   As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily at an annual rate of 0.35% of the daily net assets of the Fund.

   The Fund's expenses include: the fee of the Investment Manager; taxes; certain legal, transfer agent, custodian and auditing fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Investment Manager under its Investment Management Agreement with the Fund. The Investment Manager had undertaken to assume all expenses (except for brokerage and 12b-1 fees) and waive the compensation provided for in its Investment Management Agreement until such time as the Fund had $50 million of net assets or until six months from the date of commencement of the Fund's operations, whichever occurred first. The Investment Manager has undertaken to continue to assume all expenses (except for brokerage and 12b-1 fees) and to waive the compensation provided from its Management Agreement until December 31, 1996.

INVESTMENT OBJECTIVE AND POLICIES
-----------------------------------------------------------------------------

   The investment objective of the Fund is to provide a high level of current income exempt from both federal and State of Hawaii income taxes consistent with preservation of capital. This investment objective may not be changed without the approval of the holders of a majority of the shares of the Fund. There is no assurance that the Fund's investment objective will be achieved.

   The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its total assets in tax-exempt, investment grade securities the interest on which is exempt from both federal and State of Hawaii income taxes. The Fund's assets will be principally invested in investment grade municipal obligations of issuers in the State of Hawaii and in U.S. governmental entities and territories such as Puerto Rico, Guam, Northern Mariana Islands and the Virgin Islands, the interest on which is exempt from both federal and State of Hawaii income taxes. Tax-exempt Municipal Obligations primarily consist of Municipal Bonds, Municipal Notes and Municipal Commercial Paper.

   The Fund may only invest in (a) Municipal Bonds which are rated at the time of purchase within the four highest grades by either Moody's Investors Service Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"); (b) Municipal Notes which at the time of purchase are rated in the two highest grades by either Moody's or S&P, or, if not rated, have outstanding one or more issues of Municipal Bonds rated as set forth in clause (a) above; (c) Municipal Commercial Paper which at the time of purchase is rated P-1 by Moody's or A-1 by S&P; and (d) unrated securities which at the time of purchase are judged by the Investment Manager to be of comparable quality to the securities described in this paragraph. A description of the ratings referred to above is contained in the Appendix to the Statement of Additional Information.

   Certain of the tax-exempt securities in which the Fund may invest without limit may subject certain investors to the federal alternative minimum tax or any applicable state alternative minimum tax and, therefore, a substantial portion of the income produced by the Fund may be taxable to such investors under any federal or any applicable state alternative minimum tax. The Fund, therefore, may not be a suitable investment for investors who are subject to the alternative minimum tax. The suitability of the Fund for these investors will depend upon a comparison of the after-tax yield likely to be provided from the Fund to comparable tax-exempt investments not subject to such tax and also to comparable fully taxable investments in light of each investor's tax position. See "Dividends, Distributions and Taxes."

   Up to 20% of the total assets of the Fund may be invested in taxable money market instruments, tax-exempt securities of other states and municipalities and options and futures. With respect to tax-exempt securities of other states, only investment grade securities which satisfy the standards enumerated above for Municipal Bonds, Notes and Paper, will be purchased. The Fund may invest more than 20% of its total assets in taxable money market instruments and the tax-exempt securities of other states and municipalities in order to maintain a temporary "defensive" position, when, in the opinion of the Investment Manager, prevailing market or financial conditions (including unavailability of securities of requisite quality) so warrant. With respect to the purchase of tax-exempt securities of other states for defensive purposes, only the highest grade Municipal Bonds, Notes and Paper, will be purchased. The types of taxable money market instruments in which the Fund may invest are limited to the following short-term fixed income securities (maturing in one year or less from the time of purchase): (i) obligations of the United States Government, its agencies, instrumentalities or authorities; (ii) commercial paper rated P-1 by Moody's or A-1 by S&P;
(iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to any of the securities in which the Fund may invest.

   Municipal Bonds and Municipal Notes are debt obligations of a state, and its agencies and municipalities which generally have maturities, at the time of their issuance, of either one year or more (Bonds) or from six months to three years (Notes). Municipal Commercial Paper refers to short-term obligations of municipalities which may be issued at a discount and are sometimes referred to as Short-Term Discount Notes. Any Municipal Bond or Municipal Note which depends directly or indirectly on the credit of the Federal Government, its agencies or instrumentalities shall be considered to have a Moody's rating of Aaa. An obligation shall be considered a Municipal Bond, Municipal Note or Municipal Commercial Paper only if, in the opinion of bond counsel to the issuer at the time of issuance, the interest payable therefrom is exempt from both regular federal income tax and the regular personal income tax of a designated State. The Fund may also purchase Municipal Obligations which had originally been issued by the same issuer as two separate series of the same issue with different interest rates, but which are now linked together to form one series.

   The foregoing percentage and rating limitations apply at the time of acquisition of a security based on the last previous determination of the Fund's net asset value. Any subsequent change in any rating by a rating service or change in percentages resulting from market fluctuations or other changes in total assets of the Fund will not require elimination of any security from the Fund's portfolio. Therefore, the Fund may hold securities which have been downgraded to ratings of Ba or BB or lower by Moody's or S&P. However such investments may not exceed 5% of the Fund's net assets. Any investments which exceed this limitation will be eliminated from the portfolio within a reasonable period of time (such time as the Investment Manager determines that it is practicable to sell the investment without undue market or tax consequences to the Fund). Municipal Obligations rated below investment grade by Moody's or S&P are considered to be speculative investments, some of which may not be currently paying any interest and may have extremely poor prospects of ever attaining any real investment standing.

   Investments in Municipal Bonds rated either BBB by S&P or Baa by Moody's (investment grade bonds--the lowest rated permissible investments by the Fund) have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.

   The ratings assigned by Moody's and S&P represent their opinions as to the quality of the securities which they undertake to rate (see the Appendix to the Statement of Additional Information). It should be emphasized, however, that the ratings are general and not absolute standards of quality.

   There are no restrictions on the maturities of most of the tax-exempt securities that may be purchased by the Fund and therefore the average portfolio maturity of the Fund is not subject to any limit. As a general matter, the longer the average portfolio maturity, the greater will be the impact of fluctuations in interest rates on the value of the Fund's portfolio securities and the Fund's net asset value per share.

   The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940

("the Act") and as such is not limited by the Act in the proportion of its assets that it may invest in the obligations of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). See "Dividends, Distributions and Taxes." In order to qualify, among other requirements, the Fund will limit its investments so that at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the total assets of the Fund will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets not more than 5% of the value of its total assets will be invested in the securities of a single issuer, and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. (Since the types of securities ordinarily purchased by the Fund are nonvoting securities, there is generally no limit on the percentage of an issuer's obligations that the Fund may own.) To the extent that these requirements permit a relatively high percentage of the Fund's assets to be invested in the obligations of a limited number of issuers within the State of Hawaii, the value of the Fund's portfolio securities will be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company. Additionally, the Fund's net asset value will fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the various issuers. The tax limitations described in this paragraph are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised.

   The Fund may invest more than 25% of the total assets in Municipal Obligations known as private activity bonds. Such Obligations include health facility obligations, housing obligations, industrial revenue obligations (including pollution control obligations), electric utility obligations and water and sewer obligations, provided that the percentage of the Fund's total assets in private activity bonds in any one category does not exceed 25% of the total assets of the Fund. The ability of issuers of such obligations to make timely payments of principal and interest will be affected by events and conditions affecting these projects such as cyclicality of revenues and earnings, regulatory and environmental restrictions and economic downturns, which may result generally in a lowered need for such facilities and a lowered ability of such users to pay for the use of such facilities. The Fund may purchase Municipal Obligations which had originally been issued by the same issuer as two separate series of the same issue with different interest rates, but which are now linked together to form one series.

   The two principal classifications of Municipal Obligations are "general obligation" and "revenue" bonds, notes or commercial paper. General obligation bonds, notes or commercial paper are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds, notes or commercial paper include a state, its counties, cities, towns and other governmental units. Revenue bonds, notes or commercial paper are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from specific revenue sources. Revenue bonds, notes or commercial paper are issued for a wide variety of purposes, including the financing of electric, gas, water and sewer systems and other public utilities; industrial development and pollution control facilities; single and multi-family housing units; public buildings and facilities; air and marine ports, transportation facilities such as toll roads, bridges and tunnels; and health and educational facilities such as hospitals and dormitories. They rely primarily on user fees to pay debt service, although the principal revenue source is often supplemented by additional security features which are intended to enhance the creditworthiness of the issuer's obligations.

   Included within the revenue bonds category are participations in lease obligations or installment purchase contracts (hereinafter collectively called "lease obligations") of municipalities. State and local agencies or authorities issue lease obligations to acquire equipment and facilities.

   Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases, and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer), have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

   In addition, lease obligations represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional municipal obligations, and, as a result, certain of such lease obligations may be considered illiquid securities. To determine whether or not the Fund will consider such securities to be illiquid (the Fund may not invest more than 15% of its net assets in illiquid securities), the Trustees of the Fund have established guidelines to be utilized by the Fund in determining the liquidity of a lease obligation. The factors to be considered in making the determination include:
1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

VARIABLE RATE OBLIGATIONS. The interest rates payable on certain Municipal Bonds and Municipal Notes are not fixed and may fluctuate based upon changes in market rates. Municipal obligations of this type are called "variable rate" obligations. The interest rate payable on a variable rate obligation is adjusted either at predesigned periodic intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based.

   Since the Fund concentrates its investments in Municipal Obligations of the State of Hawaii and its authorities and municipalities, the Fund is affected by any political, economic or regulatory developments affecting the ability of issuers in the State of Hawaii to make timely payments of interest and principal. For a more detailed discussion of the risks associated with investments in the State of Hawaii, see "Special Considerations Relating to the State of Hawaii" in the Appendix at the back of this Prospectus and in the Statement of Additional Information.

RISK CONSIDERATIONS AND INVESTMENT
PRACTICES

The value of the Fund's portfolio securities and, therefore, the Fund's net asset value per share, may increase or decrease due to various factors, principally changes in prevailing interest rates and the ability of the issuers of the Fund's portfolio securities to pay interest and principal on such obligations on a timely basis. Generally, a rise in interest rates will result in a decrease in the Fund's net asset value per share, while a drop in interest rates will result in an increase in the Fund's net asset value per share.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase tax-exempt securities on a when-issued or delayed delivery basis; i.e., the price is fixed at the time of commitment but delivery and payment can take place a month or more after the date of the transaction. These securities are subject to market fluctuation and no interest accrues to the purchaser prior to settlement. At the time the Fund makes the commitment to purchase such securities, it will record the transaction and thereafter reflect the value each day of such security in determining its net asset value. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.

FINANCIAL FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may enter into financial futures contracts ("futures contracts"), options on such futures and municipal bond index futures contracts for hedging purposes. The Fund may sell a futures contract or a call option thereon or purchase a put option on such futures contract, if the Investment Manager anticipates interest rates to rise, as a hedge against a decrease in the value of the Fund's portfolio securities. If the Investment Manager anticipates that interest rates will decline, the Fund may purchase a futures contract or a call option thereon or sell a put option on such futures contract to protect against an increase in the price of the securities the Fund intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes.

   Unlike a futures contract, which requires the parties to buy and sell a security on a set date, an option on such a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract (a long position in the case of a call option and a short position in the case of a put option). If the holder decides not to enter into the contract, the premium paid for the option on the contract is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the under-lying contract as there is by a purchaser or seller of a futures contract. The value of the option does change and is reflected in the Fund's net asset value.

   A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to such futures contracts may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. The risk of imperfect correlation will be increased by the fact that the futures contracts in which the Fund may invest are on taxable securities rather than tax-exempt securities, and there is no guarantee that the prices of taxable securities will move in a similar manner to the prices of tax-exempt securities.

   Another risk is that the Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale.

   In addition to the risks that apply to all options transactions (see the Statement of Additional Information for a description of the characteristics of, and the risks of investing in, options on debt securities), there are several special risks relating to options on futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

MUNICIPAL BOND INDEX FUTURES. The Fund may utilize municipal bond index futures contracts for hedging purposes. The strategies in employing such contracts will be similar to that discussed above with respect to financial futures and options thereon. A municipal bond index is a method of reflecting in a single number the market value of many different municipal bonds and is designed to be representative of the municipal bond market generally. The index fluctuates in response to changes in the market values of the bonds included within the index. Unlike futures contracts on particular financial instruments, transactions in futures on a municipal bond index will be settled in cash, if held until the close of trading in the contract. However, like any other futures contract, a position in the contract may be closed out by a purchase or sale of an offsetting contract for the same delivery month prior to expiration of the contract.

   The Fund may not enter into futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for option premiums exceeds 5% of the value of the Fund's total assets. The Fund may not purchase or sell futures contracts or related options if immediately thereafter more than one-third of the Fund's net assets would be hedged.

PORTFOLIO MANAGEMENT

The Fund's portfolio is managed by the Investment Manager with a view to achieving its investment objective. The Fund is managed within InterCapital's Tax-Exempt Income Group, which manages 40 tax-exempt municipal funds and fund portfolios, with approximately $10.6 billion in assets as of October 31, 1995. James F. Willison, Senior Vice President of InterCapital and Manager of InterCapital's Tax-Exempt Income Group, has been the primary portfolio manager of the Fund since its inception and has been a portfolio manager at InterCapital for over five years. Securities are purchased and sold principally in response to the Investment Manager's current evaluation of an issuer's ability to meet its debt obligations in the future, and the Investment Manager's current assessment of future changes in the levels of interest rates on tax-exempt securities of varying maturities.

   Securities purchased by the Fund are, generally, sold by dealers acting as principal for their own accounts. Pursuant to an order issued by the Securities and Exchange Commission, the Fund may effect principal transactions in certain taxable money market instruments with Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of the Investment Manager. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR. Brokerage commissions are not normally charged on purchases and sales of municipal obligations, but such transactions may involve transaction costs in the form of spreads between bid and asked prices. It is anticipated that the Fund's annual portfolio turnover rate will not exceed 100%.

INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act.

   For purposes of the investment policies and restrictions of the Fund: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the guarantee of a security will be considered a separate security; (b) a "taxable security" is any security the interest on which is subject to regular federal income tax; and (c) all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total assets does not require elimination of any security from the portfolio.

   The Fund may not:

       1. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies;

    (b) by investment in repurchase agreements; and (c) by lending its portfolio securities.

       2. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to municipal obligations, including those issued by the State of Hawaii or its political subdivisions.

PURCHASE OF FUND SHARES
-----------------------------------------------------------------------------

   The Fund offers its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers who have entered into agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

   The minimum initial purchase is $1,000. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Hawaii Municipal Trust, directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, N.J. 07303 or by contacting a DWR or other Selected Broker-Dealer account executive.

   In the case of purchases made pursuant to systematic payroll deduction plans (including individual retirement plans), the Fund, in its discretion, may accept such purchases without regard to any minimum amounts which would otherwise be required if the Fund has reason to believe that additional purchases will increase the amount of the purchase of shares in all accounts under such plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent. The offering price will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                    SALES CHARGE
                          -------------------------------
                           PERCENTAGE OF     APPROXIMATE
        AMOUNT OF              PUBLIC       PERCENTAGE OF
    SINGLE TRANSACTION     OFFERING PRICE  AMOUNT INVESTED
------------------------  --------------  ---------------
Less than $100,000 ......       3.00%           3.09%
$100,000 but less than
 $250,000 ...............       2.50            2.56
$250,000 but less than
 $500,000 ...............       2.00            2.04
$500,000 but less than
 $1,000,000 .............       1.25            1.27
$1,000,000 but less than
 $2,500,000 .............       0.50            0.50
$2,500,000 but less than
 $5,000,000 .............       0.25            0.25
$5,000,000 and over  ....        -0-             -0-

   Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when substantially the entire sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933, as amended.

   The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(c) of the Act; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

   Sales personnel are compensated for selling shares of the Fund at the time of their sale by the Distributor and/or Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise.

   Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment generally is due on or before the third business day after the order is placed with the Distributor. Shares of the Fund purchased through the Distributor are entitled to dividends beginning on the next business day following settlement date. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds where payment is made prior thereto. Shares purchased through the Transfer Agent are entitled to dividends beginning on the next business day following receipt of an order. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive capital gains distributions if their order is received by the close of business on the day prior to the record date for such distributions. The Fund and/or the Distributor reserve the right to reject any purchase order.

REDUCED SALES CHARGES

COMBINED PURCHASE PRIVILEGE. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of shares of the Fund in single transactions with the purchase of shares of Dean Witter Tax-Exempt Securities Trust, Dean Witter High Yield Securities Inc. and of Dean Witter Funds which are sold with a contingent deferred sales charge ("CDSC funds"). The sales charge payable on the purchase of shares of the Fund, Dean Witter Tax-Exempt Securities Trust, and Dean Witter High Yield Securities Inc. will be at their respective rates applicable to the total amount of the combined concurrent purchases of the Fund, Dean Witter Tax-Exempt Securities Trust, Dean Witter High Yield Securities Inc. and CDSC funds.

RIGHT OF ACCUMULATION. Investors may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of shares of the Fund purchased in a single transaction, together with shares previously purchased which are held at the time of such transaction, amounts to $100,000 or more.

   The Distributor must be notified by the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Distributor or the Transfer Agent fails to confirm the investor's represented holdings.

LETTER OF INTENT. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund from the Distributor. The cost of shares of the Fund which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, which are still owned by the shareholder, may also be included in determining the applicable reduction.

PLAN OF DISTRIBUTION

The Fund has entered into a Plan of Distribution pursuant to Rule 12b-1 under the Act, whereby the expenses of certain activities and services by DWR and others who engage in or support distribution of Fund Shares or who service shareholder accounts, including overhead and telephone expenses incurred in connection with the distribution of the Fund's shares, are reimbursed. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.20 of 1% of the average daily net assets of the Fund. This fee is characterized as a service fee within the meaning of NASD guidelines. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. No interest or other financing charges will be incurred on any distribution expense incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan. The fee payable pursuant to the Plan, equal to 0.20% of the Fund's average daily net assets, is characterized as a service fee within the meaning of NASD guidelines. For the fiscal period ended November 30, 1995, the Fund accrued a total of $939 under the Plan. This accrual is an amount equal to 0.20% of the daily net assets of the Fund.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the value of all assets of the Fund, subtracting its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

   Portfolio securities (other than short-term taxable debt securities, futures and options) are valued for the Fund by an outside independent pricing service approved by the Fund's Trustees. The service utilizes a computerized grid matrix of tax-exempt securities and evaluations by its staff in determining what it believes is the fair value of the Fund's portfolio securities. The Board believes that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing services are more likely to approximate the fair value of such securities.

   Short-term taxable debt securities with remaining maturities of 60 days or less at time of purchase are valued at amortized cost, unless the Board determines such does not reflect the securities' fair value, in which case these securities will be valued at their market value as determined by the Board of Trustees. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a mark to market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Board of Trustees. Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case, they will be valued at the mean between their closing bid and asked prices. Unlisted options on debt securities are valued at the mean between their latest bid and asked price. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Board of Trustees determines that such price does not reflect their fair value, in which case they will be valued at their fair market value as determined by the Board of Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board of Trustees.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------

   AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund (or, if specified by the shareholder, any other open-end investment company for which InterCapital serves as investment manager (collectively, with the Fund, the "Dean Witter Funds")), unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid in shares of the Fund (or in cash if the shareholder so requests) at the net asset value per share (without sales charge) on the monthly payment date, which will be no later than the last business day of the month for which the dividend or distribution is payable. Processing of dividend checks begins immediately following the monthly payment date. Shareholders who have requested to receive dividends in cash will normally receive their monthly dividend checks during the first ten days of the following month.

EASYINVEST. (SERVICE MARK) Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund.

SYSTEMATIC WITHDRAWAL PLAN. A withdrawal plan is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The plan provides for monthly or quarterly (March, June, September, December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis.

   Withdrawal plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

   Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Systematic Withdrawal Plan, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to the purchase of additional shares.

   Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

EXCHANGE PRIVILEGE. The Fund makes available to its shareholders an "Exchange Privilege" allowing the exchange of shares of the Fund for shares of other Dean Witter Funds sold with a front-end (at time of purchase) sales charge ("FESC" funds), Dean Witter Funds sold with a contingent deferred sales charge ("CDSC funds"), five Dean Witter Funds which are money market funds and Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Short-Term Bond Fund, Dean Witter Limited Term Municipal Trust, Dean Witter Balanced Income Fund, Dean Witter Balanced Growth Fund and Dean Witter Intermediate Term U.S. Treasury Trust (the foregoing eleven non-CDSC or FESC funds are hereinafter collectively referred to in this section as the "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no holding period for exchanges of shares acquired by exchange or dividend reinvestment. However, shares of CDSC funds, including shares acquired in exchange for shares of FESC funds, may not be exchanged for shares of FESC funds. Thus, shareholders who exchange their Fund shares for shares of CDSC funds may subsequently exchange those shares for shares of other CDSC funds or money market funds but may not reacquire FESC fund shares by exchange.

   An exchange to another FESC fund, to a CDSC fund, or to any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the Exchange Funds, FESC funds and CDSC funds can be effected on the same basis (except that CDSC fund shares may not be exchanged for shares of FESC funds). Shares of a CDSC fund acquired in exchange for shares of an FESC fund (or in exchange for shares of other Dean Witter Funds for which shares of an FESC fund have been exchanged) are not subject to any contingent deferred sales charge upon their redemption.

   Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.

   The Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund may be exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in their margin account.

   The current prospectus for each fund describes its investment objectives and policies, and shareholders should obtain one and read it carefully before investing. Exchanges are subject to the minimum investment requirement and other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until the share certificate(s) have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes as a redemption or repurchase of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange is limited in situations where there is an exchange of shares within ninety days after the shares are purchased. There are also limits on the deduction of losses after the payment of exempt-interest dividends for shares held for less than six months (see "Dividends, Distributions and Taxes"). The Exchange Privilege is only available in states where an exchange may legally be made.

   If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their DWR or other Selected Broker-Dealer account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made by contacting the Transfer Agent at (800) 869-NEWS (toll-free). The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

   Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request (see "Redemptions and Repurchases"). Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Dean Witter Funds in the past.

   For further information regarding the Exchange Privilege, shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------

REDEMPTION. Shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined (without any redemption or other charge). If shares are held in a shareholder's account without a share certificate, a written request for redemption is required. If certificates are held by the shareholder(s), the shares may be redeemed by surrendering the certificate(s) with a written request for redemption, along with any additional information required by the Transfer Agent.

REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next determined (see "Purchase of Fund Shares-- Determination of Net Asset Value") after such repurchase order is received by DWR or other Selected Broker- Dealer. Payment for shares repurchased may be made by the Fund to the Distributor for the account of the shareholder. The offers by DWR and other Selected Broker-Dealers to repurchase shares from shareholders may be suspended by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended at times when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of investment of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 30 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at their net asset value (without a sales charge) next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.

INVOLUNTARY REDEMPTION. The Fund reserves the right, on sixty days notice, to redeem at their net asset value, the shares of any shareholder whose shares have a value of less than $100 as a result of redemptions or repurchases, or such lesser amount as may be fixed by the Board of Trustees. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than $100 and allow the shareholder to make an additional investment in an amount which will increase the value of the account to $100 or more before the redemption is processed. No charge will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS. The Fund declares dividends from net investment income on each day the New York Stock Exchange is open for business (see "Purchase of Fund Shares"). Such dividends are paid monthly. The Fund intends to distribute all of the Fund's net investment income on an annual basis.

   The Fund will distribute at least once each year all net realized short-term capital gains in excess of any realized net long-term capital losses, if any. The Fund intends to distribute all of its realized net long-term capital gains, if any, in excess of any realized net short-term capital losses and any available net capital loss carryovers, at least once per fiscal year, although it may elect to retain all or part of such gains for reinvestment. Taxable capital gains may be generated by the sale of portfolio securities and by transactions in options and futures contracts engaged in by the Fund. All dividends and capital gains distributions will be paid in additional Fund shares (without sales charge) and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends be paid in cash and such request is received by the close of business on the day prior to the record date for such distributions (see "Shareholder Services--Automatic Investment of Dividends and Distributions"). Any dividends declared in the last quarter of any calendar year which are paid in the following calendar year prior to February 1 will be deemed received by the shareholder in the prior year.

TAXES--FEDERAL. Because the Fund intends to distribute all of its net investment income and capital gains to shareholders and intends to otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax.

   The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each quarter of its taxable year, at least 50% of the value of its total assets in tax-exempt securities. If the Fund satisfies such requirement, distributions from net investment income to shareholders, whether taken in cash or reinvested in additional shares, will be excludable from gross income for federal income tax purposes to the extent net investment income is represented by interest on tax-exempt securities. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax. The Internal Revenue Code may subject interest received on certain otherwise tax-exempt securities to an alternative minimum tax. This alternative minimum tax may be incurred due to interest received on certain "private activity bonds" (in general, bonds that benefit non-government entities) issued after August 7, 1986 which, although tax-exempt, are used for purposes other than those generally performed by government units (e.g., bonds used for commercial or housing purposes). Income received on such bonds is classified as a "tax preference item," under the alternative minimum tax, for both individual and corporate investors. The Fund anticipates that a portion of its investments will be made in such "private activity bonds," with the result that a portion of the exempt-interest dividends paid by the Fund will be an item of tax preference to shareholders subject to the alternative minimum tax. In addition, certain corporations which are subject to the alternative minimum tax may also have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

   Under the Revenue Reconciliation Act of 1993, all or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount after April 30, 1993 will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders.

   Within sixty days after the end of its fiscal year, the Fund will mail to its shareholders a statement indicating the percentage of the dividend distributions for such fiscal year which constitutes exempt-interest dividends and the percentage, if any, that is taxable, and the percentage, if any, of the exempt-interest dividends which constitutes an item of tax preference.

   Shareholders will normally be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of net short-term capital gains, if any. Distributions of long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the distribution is received in additional shares or in cash. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and proceeds of redemptions or repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to accuracy.

   Any loss on the sale or exchange of shares of the Fund which are held for six months or less is disallowed to the extent of the amount of any exempt-interest dividend paid with respect to such shares. Treasury Regulations may provide for a reduction in such required holding periods. If a shareholder receives a distribution that is taxed as a long-term capital gain on shares held for six months or less and sells those shares at a loss, the loss will be treated as a long-term capital loss.

   Interest on indebtedness incurred by shareholders to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for federal income tax purposes.

   The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Thus, shareholders of the Fund may be subject to state and local taxes on exempt-interest dividends.

TAXES--STATE OF HAWAII
-----------------------------------------------------------------------------

The Fund, and dividends and distributions made by the Fund to Hawaii residents, will generally be treated for Hawaii income tax purposes in the same manner as they are treated under the Code for Federal income tax purposes. Under Hawaii law, however, interest derived from obligations of states (and their political subdivisions) other than Hawaii will not be exempt from Hawaii income taxation. (Interest derived from bonds or obligations issued by or under the authority of the following is exempt from Hawaii income taxation: Guam, Northern Mariana Islands, Puerto Rico, and the Virgin Islands).

   Interest on Hawaii obligations, tax-exempt obligations of states other than Hawaii and their political subdivisions, and obligations of the United States or its possessions is not exempt from the Hawaii Franchise Tax, which applies to banks, building and loan associations, financial services loan companies, financial corporations, and small business investment companies.
  Persons or entities who are not Hawaii residents should not be subject to Hawaii income taxation on dividends and distributions made by the Fund but may be subject to other state and local taxes.
  Shareholders should consult their tax advisers as to the applicability of the above to their own tax situation.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

   From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of the Fund is computed by dividing the Fund's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the Fund's yield. The Fund may also quote tax-equivalent yield, which is calculated by determining the pre-tax yield which, after being taxed at a stated rate, would be equivalent to the yield determined as described above.

   The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment of $1,000 over periods of one, five and ten years, or over the life of the Fund. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the Fund and all sales charges incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

   In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the imposition of the front-end sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 or $100,000 in shares of the Fund by adding 1 to the Fund's aggregate total return to date and multiplying by $9,700, $48,500 or $97,500 ($10,000, $50,000 or $100,000 adjusted for
3.00%, 3.00% and 2.50% sales charges, respectively). The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc.).

ADDITIONAL INFORMATION
-----------------------------------------------------------------------------

VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

   The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees or by the shareholders.

   Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability and the nature of the Fund's assets and operations, the possibility of the Fund's being unable to meet its obligations is remote and, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within 60 days of a sale or a sale within 60 days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within 30 days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the recent report by the Investment Company Institute Advisory Group on Personal Investing.

SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

DEAN WITTER HAWAII MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS November 30, 1995

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE        VALUE
-------------------------------------------------------------------------------------------------------------
            HAWAII EXEMPT MUNICIPAL BONDS+ (92.2%)
            General Obligation (16.2%)
   $  50    Guam, 1993 Ser A  ...............................................  5.375%  11/15/13   $  46,024
     100    Hawaii, 1993 Ser CH  ............................................  6.00    11/01/10     108,879
      40    Honolulu, 1993 Ser C  ...........................................  4.875   09/01/11      38,258
      50    Puerto Rico, Pub Impr Ser 1995 (MBIA)  ..........................  5.75    07/01/24      50,929
-----------                                                                                      ------------
     240                                                                                            244,090
-----------                                                                                      ------------
            Educational Facilities Revenue (3.2%)
      50    University of Puerto Rico, Ser M (MBIA)  ........................  5.25    06/01/25      48,899
-----------                                                                                      ------------
            Electric Revenue (3.4%)
      50    Puerto Rico Electric Power Authority, Power Ser X  ..............  6.00    07/01/15      51,213
-----------                                                                                      ------------
            Hospital Revenue (9.9%)
            Hawaii Department of Budget & Finance,
      40     Kapiolani Health Care Ser 1993  ................................  6.30    07/01/08      42,082
      50     Queens Medical Center Refg Ser 1989 (FGIC)  ....................  7.00    07/01/08      53,960
      50    Puerto Rico Industrial, Tourist, Educational, Medical &
             Environmental Control Facilities Financing Authority, Hospital
             Auxilio Mutuo 1995 Ser A (MBIA)  ...............................  6.25    07/01/24      53,422
-----------                                                                                      ------------
     140                                                                                            149,464
-----------                                                                                      ------------
            Industrial Development/Pollution Control Revenue (7.1%)
     100    Hawaii Department of Budget & Finance, Hawaiian Electric Co Ser
             1995 A
-----------
             (AMT) (MBIA)  ..................................................  6.60    01/01/25     107,302
                                                                                                 ------------
            Mortgage Revenue - Multi-Family (16.8%)
            Hawaii Housing Finance & Development Corporation,
     100     Affordable Rental 1995 Ser A  ..................................  6.10    07/01/30     100,241
     150     University of Hawaii Faculty Ser 1995 (AMBAC)  .................  5.65    10/01/16     153,500
-----------                                                                                      ------------
     250                                                                                            253,741
-----------                                                                                      ------------
            Mortgage Revenue - Single Family (6.0%)
      50    Hawaii Housing Finance & Development Corporation, Purchase 1994
             Ser B  .........................................................  5.70    07/01/13      49,614
      40    Puerto Rico Housing Bank & Finance Agency, GNMA/FNMA
             Collateralized Portfolio 1 (AMT)  ..............................  6.10    10/01/15      40,783
-----------                                                                                      ------------
      90                                                                                             90,397
-----------                                                                                      ------------
            Transportation Facilities Revenue (19.2%)
      40    Hawaii, Airports Second Lien Ser 1991 (AMT) (MBIA)  .............  6.50    07/01/03      44,075
      50    Hawaii Department of Transportation, Highway Ser A  .............  5.00    07/01/11      48,369
     200    Puerto Rico Highway & Transportation Authority, Refg Ser V  .....  5.75    07/01/18     197,994
-----------                                                                                      ------------
     290                                                                                            290,438
-----------                                                                                      ------------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HAWAII MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS November 30, 1995, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE        VALUE
-------------------------------------------------------------------------------------------------------------
            Water & Sewer Revenue (3.0%)
  $    40   Puerto Rico Aqueduct & Sewer Authority, Ser 1988 A  .............  7.875%  07/01/17   $    44,440
-----------                                                                                      ------------
            Other Revenue (3.7%)
            Puerto Rico Telephone Authority,
       30    Refg Ser M  ....................................................  5.40    01/01/08       30,668
       25    Ser N  .........................................................  5.40    01/01/08       25,796
-----------                                                                                      ------------
       55                                                                                             56,464
-----------                                                                                      ------------
            Refunded (3.7%)
       50   Maui County, 1990 Ser A (AMBAC)  ................................  6.80    12/01/05       56,097
-----------                                                                                      ------------
   $1,355   TOTAL HAWAII EXEMPT MUNICIPAL BONDS (Identified Cost $1,357,293) (a)  ....   92.2%     1,392,545
===========
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES  ..........................   7.8         117,623
                                                                                                 ------------
            NET ASSETS  ..............................................................  100.0%    $1,510,168
                                                                                                 ============

------------

   AMT     Alternative Minimum Tax.
   +       Puerto Rico exemption represents 36.0% of net assets.
   (a) The aggregate cost for federal income tax purposes is $1,357,293; the aggregate gross unrealized appreciation is $35,327 and the aggregate gross unrealized depreciation is $75, resulting in net unrealized appreciation $35,252.

Bond Insurance:
---------------
   AMBAC   AMBAC Indemnity Corporation.
   FGIC    Financial Guaranty Insurance Company.
   MBIA    Municipal Bond Investors Assurance Corporation.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HAWAII MUNICIPAL TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1995

 ASSETS:
Investments in securities, at value
 (identified cost $1,357,293) ....................    $1,392,545
Cash .............................................        36,837
Receivable for:
  Shares of beneficial interest sold .............        55,611
  Interest .......................................        25,804
Receivable from affiliate ........................         3,289
Deferred organizational expenses .................        54,532
                                                    ------------
  TOTAL ASSETS ...................................     1,568,618
                                                    ------------
LIABILITIES:
Payable for:
  Dividends to shareholders ......................           404
  Plan of distribution fee .......................           225
Organizational expenses ..........................        54,532
Accrued expenses and other payables ..............         3,289
                                                    ------------
  TOTAL LIABILITIES ..............................        58,450
                                                    ------------
NET ASSETS:
Paid-in-capital ..................................     1,474,531
Net unrealized appreciation ......................        35,252
Accumulated undistributed net realized gain  .....           385
                                                    ------------
  NET ASSETS .....................................    $1,510,168
                                                    ============
NET ASSET VALUE PER SHARE,
 152,421 shares outstanding (unlimited shares
 authorized of $.01 par value) ...................       $9.91
                                                        =======
MAXIMUM OFFERING PRICE PER SHARE,
 (net asset value plus 3.09% of net asset value)*       $10.22
                                                        =======

------------

* On sales of $100,000 or more, the offering price is reduced.

STATEMENT OF OPERATIONS
FOR THE PERIOD JUNE 16, 1995* THROUGH NOVEMBER 30, 1995

 NET INVESTMENT INCOME:
INTEREST INCOME ...........................    $ 22,970
                                             ----------
EXPENSES
Professional fees .........................      19,591
Organizational expenses ...................       5,468
Investment management fee .................       1,644
Plan of distribution fee ..................         939
Transfer agent fees and expenses ..........         545
Custodian fees ............................         510
Registration fees .........................         481
Other .....................................         933
                                             ----------
  TOTAL EXPENSES BEFORE EXPENSE OFFSET AND
AMOUNTS WAIVED/ASSUMED ....................      30,111
  LESS: AMOUNTS WAIVED/ASSUMED ............     (28,673)
  LESS: EXPENSE OFFSET ....................        (499)
                                             ----------
  TOTAL EXPENSES AFTER EXPENSE OFFSET AND
AMOUNTS WAIVED/ASSUMED ....................         939
                                             ----------
  NET INVESTMENT INCOME ...................      22,031
                                             ----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain .........................         385
Net unrealized appreciation ...............      35,252
                                             ----------
  NET GAIN ................................      35,637
                                             ----------
NET INCREASE ..............................    $ 57,668
                                             ==========

------------

* Commencement of operations.





STATEMENT OF CHANGES IN NET ASSETS

                                                                  FOR THE PERIOD
                                                                  JUNE 16, 1995*
                                                                 THROUGH NOVEMBER
                                                                     30, 1995
--------------------------------------------------------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .........................................     $   22,031
Net realized gain .............................................            385
Net unrealized appreciation ...................................         35,252
                                                                -----------------
  NET INCREASE ................................................         57,668
Dividends from net investment income ..........................        (22,031)
Net increase from transactions in shares of beneficial
 interest .....................................................      1,374,524
                                                                -----------------
  TOTAL INCREASE ..............................................      1,410,161
NET ASSETS
Beginning of period ...........................................        100,007
                                                                -----------------
  END OF PERIOD ...............................................     $1,510,168
                                                                =================

------------

* Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HAWAII MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1995

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Hawaii Municipal Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund was organized as a Massachusetts business trust on March 14, 1995 and had no operations other than those relating to organizational matters and the issuance of 10,310 shares of beneficial interest for $100,007 to Dean Witter InterCapital Inc. ("the Investment Manager") to effect the Fund's initial capitalization. The Fund commenced operations on June 16, 1995.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued for the Fund by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the Fund's portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Fund's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $60,000 which will be reimbursed for the full amount thereof, exclusive of amounts assumed of $5,468. Such expenses have been deferred and are being amortized by the Fund on the straight line method over a period not to exceed five years from the commencement of operations.

DEAN WITTER HAWAII MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1995, continued

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays a management fee, calculated daily and payable monthly, by applying the annual rate of 0.35% to the Fund's average daily net assets.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

The Investment Manager has undertaken to assume all operating expenses (except brokerage and
12b-1 fees) and waive the compensation provided for in its Investment Management Agreement until such time as the Fund has $50 million of net assets or until December 16, 1996, whichever occurs first.

3. PLAN OF DISTRIBUTION

Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act finances certain expenses in connection therewith.

Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor, Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, other employees and selected broker-dealers with the Distributor under the Plan: (1) compensation to, and expenses of, account executives of DWR, other employees and selected broker-dealers, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection, with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparation, printing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.20% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the period ended November 30, 1995, the distribution fee was accrued at the annual rate of 0.20%.

Shares of the Fund are distributed by Dean Witter Distributors Inc., (the "Distributor"), an affiliate of the Investment Manager. The Distributor has informed the Fund that for the period ended November 30, 1995, it received approximately $38,000 in commissions from the sale of shares of the Fund's capital stock. Such commissions are deducted from the proceeds of the capital stock shares and are not an expense of the Fund.

DEAN WITTER HAWAII MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1995, continued

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the period ended November 30, 1995 aggregated $1,491,392 and $133,365, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At November 30, 1995, the Fund had transfer agent fees and expenses payable of approximately $300.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                 FOR THE PERIOD
                             JUNE 16, 1995* THROUGH
                                NOVEMBER 30, 1995
                            -----------------------
                              SHARES       AMOUNT
                            ---------  ------------
Sold ......................   141,805    $1,371,598
Reinvestment of dividends       1,510        14,596
                            ---------  ------------
                              143,315     1,386,194
Repurchased ...............    (1,204)      (11,670)
                            ---------  ------------
Net increase ..............   142,111    $1,374,524
                            =========  ============

------------

* Commencement of operations.

6. SELECTED PER SHARE DATA AND RATIOS

See the "Financial Highlights" table on page 4 of this prospectus.

DEAN WITTER HAWAII MUNICIPAL TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER HAWAII MUNICIPAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights (which appear under the heading "Financial Highlights" on page 4 of this Prospectus) present fairly, in all material respects, the financial position of Dean Witter Hawaii Municipal Trust (the "Fund") at November 30, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the period June 16, 1995 (commencement of operations) through November 30, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 1995 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 15, 1995

                           1995 FEDERAL TAX NOTICE

  During the period ended November 30, 1995, the Fund paid to the shareholders $0.19 per share from net investment income. All of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.

APPENDIX
-----------------------------------------------------------------------------

SPECIAL CONSIDERATIONS RELATING TO THE
STATE OF HAWAII

   The Fund will be affected by any political, economic, or regulatory developments having a bearing on the ability of Hawaii issuers to pay interest or repay principal on their obligations.

   The information set forth herein is derived from official statements prepared in connection with the issuance of obligations of the State of Hawaii ("State") and its political subdivisions and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate further or continuing trends in the financial or other positions of the State and its political subdivisions.

   Hawaii was admitted as the 50th state on August 21, 1959 and is an archipelago of eight major islands, seven of which are inhabited, plus 124 named islets, totalling 6,425 square miles in land area. It is located in the Pacific Ocean in the northern hemisphere about 2,400 statute miles from San Francisco. In terms of area, Hawaii is the 47th of the 50 states. According to the 1990 U.S. Census, the total population was 1,115,274, making Hawaii the 41st most populous state of the United States. According to the 1990 U.S. Census, about 75% of the population of Hawaii lives on the island of Oahu. The City and County of Honolulu consists of the island of Oahu, plus some minor islets; its land area is 596.3 square miles; and it is the capital of the State and its principal port.

   Hawaii's economy experienced an expansion in the latter part of the 1980s due in part to extensive Japanese investment. Since 1990, however, Hawaii's economy has experienced marginal growth. As a result, construction spending has decreased, real estate prices have dropped, and personal income in 1993 after adjusting for inflation was just 1.4% higher than that for 1990.

   The State Constitution empowers the Legislature to authorize the issuance of four types of bonds: general obligation bonds; bonds issued under special improvement statutes; revenue bonds; and special purpose revenue bonds.

   Under the Constitution general obligation bonds may be issued by the State if such bonds at the time of issuance would not cause the total amount of principal and interest payable on such bonds to exceed a level that is related to the General Fund revenues of the State in the three fiscal years immediately preceding such issuance. The Constitution provides that the Legislature must establish a General Fund expenditure ceiling that limits the rate of growth of General Fund appropriations to the estimated rate of growth of the State's economy. Appropriations from the General Fund for each year of the fiscal biennium or each supplementary budget fiscal year are not to exceed the expenditure ceiling for the fiscal year.

   Maximum limits for operating expenditures are established for each fiscal year by legislative appropriations, but monies can be withheld by the Department of Budget and Finance to insure solvency.

   The Constitution requires a Council of Revenues to prepare revenue estimates for State government and report such estimates to the Governor and the Legislature.

   The executive budget for the fiscal biennium 1995-1997 was submitted to the Legislature as statutorily required on December 19, 1994. The revenue growth forecasts upon which the budget was based were those issued by the Council of Revenues on September 9, 1994. After preparation of the budget, however, the Council lowered its revenue growth rates, and the impact of the revised revenue estimates on the executive budget submission resulted in an approximately $350 million projected shortfall during the fiscal biennium. In response, the Legislature reduced or eliminated various tax credits and made program spending cuts to maintain the General Fund expenditure ceiling within the limits required by the Constitution. Subsequent thereto, the Council has further lowered its revenue growth estimates. Because the Legislature only establishes maximum limits for operating expenditures and monies can be withheld by the Department of Budget and Finance to insure solvency, the State administration has implemented further program spending cuts, left vacant positions unfilled, and laid off employees in response to the Council's lowered revenue estimates. The State administration will be submitting a supplementary budget reflecting the Council's reduced revenue projections for the Legislature's consideration. It is uncertain what form of budget and what revenue measures or combination of measures will ultimately be enacted. The State administration has indicated that it is committed to developing and maintaining financial policies and budgetary action to insure a positive General Fund balance and financial plan.

   Funds for State expenditures are also affected by State obligations for the benefit of native Hawaiians.

   The State has agreed to resolve a dispute concerning the wrongful use or withdrawal by Territorial and State Executive actions of lands set aside originally for the rehabilitation of native Hawaiians by the transfer of certain usable State-owned lands to the Department of Hawaiian Home Lands and the funding of $600 million in equal amounts over a period of 20 years to allow for the appropriate planning and development of such lands.

Legislation has been enacted to implement the settlement, with funds authorized and appropriated for the first two years of the settlement.

   In addition, 20 percent of the gross proprietary revenues derived from "ceded lands" (defined below) that are utilized by the State are required by State law to be paid to the Office of Hawaiian Affairs, which administers such funds for the benefit of native Hawaiians. "Ceded lands" are those portions of lands now constituting State-owned lands that were ceded by the Republic of Hawaii to the United States and subsequently conveyed by the United States to the State following the State's admission to the Union. The payments to the Office of Hawaiian Affairs are made directly out of State revenues, including revenues from revenue producing activities such as the Harbors and Airports Divisions of the Department of Transportation.

   For further discussion of special considerations relating to the State of Hawaii, see the Statement of Additional Information.

DEAN WITTER
HAWAII MUNICIPAL TRUST
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048

TRUSTEES

Jack F. Bennett
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Manuel H. Johnson
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and
General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

CUSTODIAN

The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.